UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15723 (Commission File Number)	05-0376157 (IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI 2908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On February 11, 2021, United Natural Foods, Inc., a Delaware corporation (the "Company"), and SUPERVALU INC. (the "Co-Borrower" and, together with the Company, the "Borrowers"), the guarantors party thereto, the certain financial institutions that are parties thereto as lenders, Credit Suisse AG, Cayman Islands Branch, as successor administrative agent and collateral agent (the "Agent") and Goldman Sachs Bank USA, as existing administrative agent and existing collateral agent (the "Existing Agent"), entered into the Amendment No. 1 to the Term Loan Agreement (the "Amendment"), amending the Term Loan Agreement dated as of October 22, 2018 (as amended by the Amendment, the "Term Loan Agreement"), among the Borrowers, the guarantors party thereto, the lenders from time to time party thereto, and the Existing Agent.

The Amendment provides for, among other things, (i) the reduction of the Applicable Rate for Eurocurrency Rate Loans (as defined in the Term Loan Agreement) from 4.25% to 3.50% and for Base Rate Loans (as defined in the Term Loan Agreement), from 3.25% to 2.50%, (ii) the appointment of the Agent as the replacement administrative agent and replacement collateral agent, (iii) the addition of provisions to provide for a transition to alternative reference rates upon the cessation of publication of the London Inter-bank Offered Rate (LIBOR), and (iv) other administrative changes.

Except as described above, all of the other material terms of the Term Loan Agreement remain unchanged and in full force and effect. The foregoing description of the Amendment in this Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an Exhibit to UNFI’s Quarterly Report on Form 10-Q for the quarter ended January 30, 2021.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the Amendment issued by the Company on February 11, 2021 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of United Natural Foods, Inc. dated February 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By: /s/ John W. Howard
Name: John W. Howard
Title: Chief Financial Officer

Date: February 11, 2021